UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 9, 2017

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management.

Item 5.02        Compensatory Arrangements of Certain Officers.

On May 9, 2017, our Compensation Committee approved an increase to the base salary for each of the company’s named executive officers listed below, retroactive to April 3, 2017. Effective April 3, 2017, the named executive officers will receive the following annual base salaries in the listed positions:

Name and Position as of May 9, 2017	Former Base Salary	Base Salary Effective April 3, 2017

Randolph L. Marten	$634,400	$659,800
(Chairman and Chief Executive Officer)

Timothy M. Kohl	$469,400	$488,200
(President)

Timothy P. Nash	$326,100	$339,100
(Executive Vice President of Sales and Marketing)

James J. Hinnendael	$263,700	$285,000
(Executive Vice President and Chief Financial Officer)

John H. Turner	$261,900	$272,400
(Senior Vice President of Sales)

On May 9, 2017, our Compensation Committee also reviewed and approved the following fee schedule for non-employee directors for fiscal year 2017, which remains unchanged from the fee schedule for 2016:

2017

Annual Board Retainer	$30,000
Lead Director	10,000
Audit Committee chair	15,000
Compensation Committee chair	10,000
Nominating/Corporate Governance Committee chair	3,500

Non-employee directors also receive $1,500 for attendance at each Board meeting, $750 for each committee meeting attended and reimbursement for out-of-pocket expenses related to attending meetings.

Each non-employee director will also receive a grant of 1,000 shares of common stock in connection with re-election to the Board by the stockholders.

Item 5.07        Submission of Matters to a Vote of Security Holders.

Marten Transport, Ltd. held its 2017 Annual Meeting of Stockholders on May 9, 2017. The final results of the stockholder vote on the business brought before the meeting are as follows:

1.     To elect seven directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Our stockholders duly elected all director nominees as follows:

	For	Withheld	Broker Non-Votes
Randolph L. Marten	23,532,797	575,395	7,867,252
Larry B. Hagness	20,659,165	3,449,027	7,867,252
Thomas J. Winkel	20,905,707	3,202,485	7,867,252
Jerry M. Bauer	22,740,114	1,368,078	7,867,252
Robert L. Demorest	23,360,232	747,960	7,867,252
G. Larry Owens	23,613,270	494,922	7,867,252
Ronald R. Booth	22,549,027	1,559,165	7,867,252

2.     To consider and hold a vote on an advisory resolution to approve executive compensation. Our stockholders approved this proposal as follows:

For	Against	Abstain	Broker Non-Votes
23,884,049	71,911	152,232	7,867,252

3.     To consider and hold a vote on an advisory resolution on the frequency of holding an advisory vote on executive compensation. Our stockholders voted on this proposal as follows:

1 Year	2 Years	3 years	Abstain	Broker Non-Votes
18,599,249	7,326	5,379,580	122,037	7,867,252

4.     To consider a proposal to ratify the selection of Grant Thornton LLP as our independent public accountants for the year ending December 31, 2017. Our stockholders approved this proposal as follows:

For	Against	Abstain	Broker Non-Votes
31,852,596	15,137	107,711	0

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Named Executive Officer Compensation
10.2	2017 Non-Employee Director Compensation Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: May 12, 2017	By	/s/ James J. Hinnendael
James J. Hinnendael
Its: Executive Vice President and Chief Financial Officer

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Named Executive Officer Compensation
10.2	2017 Non-Employee Director Compensation Summary